                                                                  Exhibit (5)(a)

So that we may properly direct your completed form, please select ONE of the boxes below based on the former company name or, if your policy was issued in New York, choose United States Life.

[ ]AMERICAN GENERAL                       [ ] AMERICAN GENERAL               [ ] THE UNITED STATES LIFE INSURANCE
   LIFE INSURANCE COMPANY                     LIFE INSURANCE COMPANY             COMPANY IN THE CITY OF NEW YORK
   (formerly "American General                (formerly "SunAmerica Annuity      P.O. Box 758569
   Life Insurance Company of Delaware"*)      and Life Assurance Company"*)      Topeka, KS 66636-8569
   P.O. Box 758569                            P.O. Box 758570                    Fax: (785) 228-4513
   Topeka, KS 66636-8569                      Topeka, KS 66636-8570
   Fax: (785) 228-4513                        Fax: (785) 228-4511
                OVERNIGHT ADDRESS: 200 SW 6th Avenue, Topeka, KS 66603-3704 PHONE: (800) 255-8402

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SERVICE REQUEST FORM                                                SE2230(6/11)

Please be sure you checked one of the companies above. The applicable insurance company is referenced below as "the Company."

* This company merged into American General Life Insurance Company on December 31, 2012.

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1 IDENTIFICATION

Owner's Name ______________________________ Contract Number ____________________

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2 NAME CHANGE

CHECK ONE:         [ ] OWNER         [ ] ANNUITANT

This Section is to be used for a change in LEGAL name. A change in the PERSON(S) who is the Annuitant or Owner requires completion of Section 6 or 7, respectively.

From:
Previous Name _________________________ Previous Signature _____________________

To:
New Name ______________________________ New Signature __________________________

CHECK ONE:

[ ] MARITAL STATUS HAS CHANGED  [ ] PURSUANT TO DIVORCE, I HAVE     [ ] OTHER: (PLEASE EXPLAIN IN DETAIL
    FROM SINGLE TO MARRIED;         ELECTED TO USE MY MAIDEN NAME.      AND ATTACH COPY OF RELEVANT
    CHANGE INDICATES MY             ATTACHED IS COURT ORDER.            COURT ORDER.)
    MARRIED NAME.

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3 ADDRESS/TELEPHONE NUMBER CHANGE (COMPLETE WITH NEW INFORMATION)

Number ________________ Street _________________________________ Apt.___________

City ____________________________________ State _____________ Zip ______________

Daytime Telephone Number (_____)_______________________________________

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4 DUPLICATE CONTRACT

I request a duplicate of the above Contract.

The original has been    [ ] Lost    [ ] Destroyed    [ ] Other ________________

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5 SIGNATURE

Owner's Signature ___________________________ SSN _______________ Date _________

Joint Owner's Signature _____________________ SSN _______________ Date _________
(if applicable)

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FOR ADMINISTRATOR'S USE ONLY

Change recorded as of ____________________________ by __________________________

SE2230

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SERVICE REQUEST FORM                                         SE2230  Page 2 of 2
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IDENTIFICATION

Owner's Name ______________________________ Contract Number ____________________

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6 CHANGE OF ANNUITANT

In accordance with the provisions of my Contract, I hereby change the annuitant to the following:

Annuitant's Name ____________________ SSN _____________ Date of Birth __________

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7 TRANSFER OF OWNERSHIP

As Owner of the above designated Contract, I request that all benefits, rights, and privileges incident to ownership of this Contract be vested in the new Owner named below, or to such new Owner's executors, administrators, and assigns, or successors and assigns.

NEW OWNER (Print or type)

Full Name ______________________________ SSN ___________ Date of Birth _________

Full Name of New Joint Owner ___________ SSN ___________ Date of Birth _________ (if applicable)

Address of New Owner ______________________________________ City _______________

State __________ Zip ____________ Telephone Number(___)_________________________

- This change of ownership does not affect the present beneficiary designation. To change the present beneficiary designation the new owner must complete Change of Beneficiary form (SE2224).

- If the new owner is a Trust, all requested Trust information must be provided.

SIGNATURE

Previous Owner ____________________________________________ Date _______________

Previous Joint Owner ______________________________________ Date _______________

New Owner _________________________________________________ Date _______________

New Joint Owner (if applicable) ___________________________ Date _______________

IF THE NEW OWNER IS A TRUST, PROVIDE THE FOLLOWING INFORMATION. (Please print)

Trustee(s) Name _________________________________ Date of Trust ________________

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FOR ADMINISTRATOR'S USE ONLY

Change recorded as of ____________________________ by __________________________

SE2230